BUILDERS FIXED INCOME FUND, INC.
                          Supplement to the Prospectus
                              Dated April 30, 2002



     At a meeting to be held on May 15, 2003, the Board of Directors of Builders Fixed Income Fund, Inc. (the "Fund") will be asked to eliminate the Fund's non-fundamental investment policy that prohibits the Fund from selling securities short, except to obtain short-term credits as necessary for the clearance of purchases or sales of securities. The Board will be asked to approve a new non-fundamental investment policy that permits the Fund's subadviser, Principal Global Investors, LLC, to sell securities short; provided that the Fund segregates cash or liquid assets at least equal in value to its short sale positions. As described in the Fund's statement of additional information, non-fundamental investment policies can be changed with the majority vote of the Board of Directors.


     Upon approval of the new non-fundamental investment policy, disclosure will be added to the Fund's Prospectus under the heading "Principal Investment Strategies" as follows:


     SHORT SALES. The Fund may engage in short sales against the box, which involve selling a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale to hedge against anticipated declines in the market price of ProLoan mortgage-backed securities or to reduce portfolio volatility. If the value of a security sold short increases prior the scheduled delivery date, the Fund loses the opportunity to participate in the gain. If the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited. The Fund will segregate cash or liquid securities in the amount of its short position, and the segregated assets will be marked to market daily. The Fund will segregate cash or liquid assets at least equal in value t its short sale positions.


     The following replaces the section "Principal Investment Strategies - Description of the ProLoan Program" in its entirety:

     The Fund is designed to provide institutional investors with the opportunity to invest in an investment grade bond portfolio while also promoting employment in the home construction industry through the ProLoan program. The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders (collectively, "Lenders") to offer ProLoan home mortgage loans to individuals whose homes are substantially union-built and newly constructed or substantially renovated, as determined by the Fund's Manager. The Manager also coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. The Manager establishes the guidelines for determining whether a home loan qualifies for the ProLoan program and one factor considered by the Manager is whether the home builder employs members of labor unions whose pension plans are investors in the Fund, not just union labor generally. The Manager, in its discretion, is responsible for determining whether homes are substantially union-built. The Manager's criteria may vary, depending on regional market conditions, and this requirement may be waived in certain circumstances.

     ProLoans are offered by qualified Lenders with the interest rate and points established each week by the Subadviser, in consultation with the Manager, based on their survey of local markets and the ability of the Fund to invest in additional ProLoan mortgage-backed securities. ProLoan allows qualified borrowers the opportunity to lock in interest rates on their home mortgages for up to 270 days, to allow time for construction or renovation of their home. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. Borrowers pay a ProLoan commitment fee to the Fund, which is refunded to the borrower at closing. These commitment fees might not fully compensate the Fund for the additional interest rate risk it will bear during the interest rate lock-in period and, thus, the Fund may incur a loss. In the event that the borrower does not close a ProLoan, the unrefunded commitment fees are retained by the Fund. If interest rates decline after a borrower has locked in an interest rate on a ProLoan, the borrower may reduce the interest rate by paying a "float-down" fee to the Fund, which typically is one-half of one percent of the loan amount. If construction or renovation of a home is not complete by the date set for closing, the borrower may extend a ProLoan for up to 60 days, at the discretion of the Subadviser, for an extension fee paid to the Fund which typically is one-quarter of one percent of the loan amount for each 30 day extension. Float-down and extension fees may be waived to generate interest in the ProLoan program.


     The following replaces the last paragraph of the section "Principal Risks-ProLoan Risks" in its entirety:

     The Fund has a secondary objective to promote employment in the home construction industry through the ProLoan program. However, there can be no assurance that the Manager, will attempt to establish a ProLoan program in the area in which an investor is located. If the Manager does attempt to establish a ProLoan program in a particular metropolitan area, there can be no assurance that its attempt will be successful and there may be a substantial delay between an investor's purchase of Fund shares and the development of a ProLoan program in the area in which the investor resides. The terms of the ProLoan program typically vary from city to city based on the nature of the regional real estate, mortgage and banking industries. For example, the interest rate lock period on ProLoans in a particular metropolitan area will be established based on local market conditions and may range from 90 up to 270 days. ProLoan mortgage interest rates also will vary from city to city, depending on local market conditions. The Manager's administration of the ProLoan program may create a potential conflict of interest between it and the Fund's shareholders. For example, to the extent that the ProLoan program offers preferential loan terms to borrowers in a particular geographic area, which results in an increase in the employment of members of a union labor whose pension plan invests in the Fund, this benefit may be achieved at an additional cost to the Fund and all of its shareholders. Although the Fund's secondary objective is to promote employment in the home construction industry through the ProLoan program, trade union members whose pension plans invest in the Fund may benefit more than labor unions in general if a ProLoan program is established in the geographic area in which that union is located.



Supplement dated April 29, 2003.